   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 13, 1995
                                                      Registration No. 33-62545
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                               AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                         ------------------------------

                              EMERSON ELECTRIC CO.
             (Exact name of registrant as specified in its charter)

                  MISSOURI                             43-0259330
     (State or other jurisdiction of                (I.R.S. Employer
     incorporation or organization)              Identification Number)

                           8000 West Florissant Avenue
                                  P.O. Box 4100
                 St. Louis, Missouri 63136          314-553-2000
               (Address, including zip code, and telephone number,
             including area code, of registrant's principal offices)

                         ------------------------------

                                H. M. SMITH, ESQ.
                Assistant Secretary and Assistant General Counsel
                              Emerson Electric Co.
                    Station 2431, 8000 West Florissant Avenue
                                  P.O. Box 4100
                 St. Louis, Missouri 63136          314-553-2431
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:

           I. JACK LERNER, ESQ.                 FRANCIS J. MORISON, ESQ.
              Bryan Cave LLP                     Davis Polk & Wardwell
      211 North Broadway, Suite 3600             450 Lexington Avenue
         St. Louis, Missouri 63102              New York, New York 10017
               314-259-2000                           212-450-4000

                         ------------------------------
        Approximate date of commencement of proposed sale to the public:
   From time to time after the effective date of this Registration Statement.
                         ------------------------------

    The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
===============================================================================
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the County of St. Louis, State of Missouri, on September 13, 1995.

                                  EMERSON ELECTRIC CO.

                                  By: *  W. J. Galvin
                                      -----------------------------------------
                                                      W. J. Galvin
                                            Senior Vice President-Finance,
                                              Chief Financial Officer and
                                                Chief Accounting Officer


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by or on behalf of the following persons in the capacities indicated on September 13, 1995.

           Signature                                  Title
--------------------------------  ---------------------------------------------

*  C. F. Knight                   Chairman of the Board and Chief Executive
--------------------------------  Officer, President and Director
         C. F. Knight

*  W. J. Galvin                   Senior Vice President-Finance, Chief
--------------------------------  Financial Officer and Chief Accounting
         W. J. Galvin             Officer

*  L. L. Browning, Jr.            Director
--------------------------------
      L. L. Browning, Jr.

*  A. A. Busch, III               Director
--------------------------------
       A. A. Busch, III

*  D. C. Farrell                  Director
--------------------------------
         D. C. Farrell

*  J. A. Frates                   Director
--------------------------------
          J. A. Frates

*R. B. Horton                     Director
--------------------------------
          R. B. Horton

*  V. R. Loucks, Jr.              Director
--------------------------------
        V. R. Loucks, Jr.

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           Signature                                  Title
--------------------------------  ---------------------------------------------

*  R. B. Loynd                    Director
--------------------------------
          R. B. Loynd

*  R. W. Staley                   Vice Chairman and Director
--------------------------------
          R. W. Staley

*  A. E. Suter                    Senior Vice Chairman and Chief Operating
--------------------------------  Officer and Director
          A. E. Suter

*  W. M. Van Cleve                Director
--------------------------------
       W. M. Van Cleve

*  E. E. Whitacre, Jr.            Director
--------------------------------
     E. E. Whitacre, Jr.

*  E. F. Williams, Jr.            Director
--------------------------------
     E. F. Williams, Jr.

*   By   /S/ H. M. SMITH
         -----------------------
               H. M. Smith
             Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit
Number                                   Description
-------      ------------------------------------------------------------------

25           Statement of Eligibility and Qualification of Trustee on Form T-1
             (completed)